FINANCIAL INVESTORS TRUST

U.S. Treasury Money Market Fund

U.S. Government Money Market Fund (Classes I and II)

Prime Money Market Fund (Classes I and II)

American Freedom U.S. Government Money Market Fund (Classes I and II)

SUPPLEMENT DATED OCTOBER 27, 2006 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2006

On September 27, 2006, shareholders were informed that Class II of U.S. Government Money Market Fund, Class II of Prime Money Market Fund and both Class I and II of American Freedom U.S. Government Money Market Fund (collectively the “Funds”) were closed to new investors.

As of October 25, 2006, no shareholders remain in the Funds; therefore, the Funds have ceased operations.

All references to the Funds are hereby stricken from the Statement of Additional Information.